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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 30, 1996

                          DLJ MORTGAGE ACCEPTANCE CORP.
(as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1996, providing for, among other things, the issuance of Mortgage Pass-Through Certificates, Series 1996-Q5)



                          DLJ MORTGAGE ACCEPTANCE CORP.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-1241                       13-3460894
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(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)


        277 Park Avenue
        NEW YORK, NEW YORK                                               10172
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        (Address of Principal                                         (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code: (212) 892-3000
                                                    --------------


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Not applicable

          (b)  PRO FORMA FINANCIAL INFORMATION.

               Donaldson, Lufkin and Jenrette Securities Corporation (the "Underwriter") has utilized the written information attached hereto as
          Exhibit 1 (the "Computational Materials") in respect of the DLJ Mortgage Acceptance Corp. Mortgage Pass-Through Certificates, Series 1996-Q5, Class SA, Class A-1 and Class A-2 pursuant to an Underwriting Agreement, dated as of May 28, 1996, between DLJ Mortgage Acceptance Corp. and the Underwriter. The Computational Materials are incorporated herein by reference.

          (c)  EXHIBITS:


                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.           EXHIBIT NO.         DESCRIPTION
- ----------         ---------------        -----------
     1                   99          Computational Materials

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DLJ MORTGAGE ACCEPTANCE CORP.

                    By:/s/ Paul Najarian
                       ---------------------
                    Name:   Paul Najarian
                    Title:  Vice President


Dated:  May 29, 1996


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                                  EXHIBIT INDEX

                                         ITEM 601(A) OF
                                         REGULATION S-K
EXHIBIT NO.     DESCRIPTION               EXHIBIT NO.     FORMAT
- -----------     -----------              -----------      ------
1               Computational Materials     99              P